Cardinal Ethanol, LLC
Employee Bonus Plan
Fiscal Year 2011-2012
(Issued 10-1-11)

The purpose in developing and continuing an Employee Bonus Plan is to reward the employees for their contributions that directly impact the financial results of the Company and to promote teamwork needed to complete desired goals. This year's Plan is again made up of financial and team goals relating to the Company's financial success, safety, and production efficiency.

For the purpose of the Plan, wages are defined as the amount paid during the defined period and limited to regular pay, overtime, holiday, and paid time off (PTO).

Rules of the Plan:

a)	All plan payouts must be approved by the Board of Directors.

b)	Employee must be employed on the day that the Board approves the payout to be eligible for any bonus payout.

c)	Employee must be working from October 1, 2011 to September 30, 2011 to be eligible for the full bonus.

Financial Goal:

a)
Eligibility for the Financial Goal payout portion of the plan begins at $7,500,000 net income. There will be NO payout under the financial goal section if the Company does not meet this minimum income threshold.

b)	The Financial Goal section is eligible to all employees that meet the eligibility requirements.

c)	Payout for the Financial Goal will be made prior to December 31, 2012 once the fiscal year end results are calculated and approved.

Team Goals:

a)	Team Goals are not subject to a minimum net income requirement.

b)	Payout for the Team Goals will be made quarterly and based on company “Operational Statistics” by quarter and subject to OHSA criteria.

c)	Employee must be employed on the last day of the quarter to receive any payout from the Team Goals.

d)	Employee does not need to have worked the full quarter to be eligible. Payout will be made by the month end following the end of the quarter.

e)	Team Goal payout is applicable to all employees that meet the eligibility requirements.

FY 2011-12 Employee Incentive Plan

Financial Goal - Max Payout 10% of eligible wage.

Minimum required net profit needed for payout $7.5M (Annual Payout)
- Payout Level 1............................................................................	$7,500,000 - $11,999,999 = 5% payout
- Payout Level 2............................................................................	$12,000,000 - $19,999,999 = 7.5% payout
- Payout Level 3............................................................................	$20,000,000 and above = 10% payout

Team Goals - Max Payout 10% of eligible wage.

Team Goal #1 - Improved efficiency and production through increased ethanol yield per bushel ground. (Quarterly Payout)

Team Goal #2 - Optimize natural gas usage by reducing BTU/gallon. (Quarterly Payout)

Team Goal #3 - Improve Safety performance. Increase awareness and maintain safety performance. (Quarterly Payout)

Goal #1 Increased Ethanol Yield (undenatured, moisture adjusted gallons per bushel ground based on corn at 15%) (4% max payout)
1) Less than 2.760............................................................	0% payout
2) 2.760 - 2.775................................................................	1% payout
3) 2.776 - 2.790................................................................	2% payout
4) 2.791 - 2.805................................................................	3% payout
5) 2.806 or more...............................................................	4% payout

Goal #2 Optimize Natural Gas Usage (BTU per gallon) (3% max payout)
1) Greater than 28,215......................................................	0% payout
2) 28,215 - 28,001.............................................................	1% payout
3) 28,000 - 27,501.............................................................	2% payout
4) 27,500 or less................................................................	3% payout

Goal #3 Improve Safety Record (3% max payout)
1) 1 LTA or 2 Recordable Incidences................................	0% payout
2) 1 Recordable Incidence & 75 Near Miss Reports	1% payout
3) 0 Recordable Incidence & 100 Near Miss Reports	2% payout
4) 0 Recordable Incidence & 150 Near Miss Reports	3% payout

Personal Incentive (10% additional opportunity available)

1)    Available to the following positions: Production Manager, ESH MAnager, Maintenance Manager, and Controller.

These positions will be eligible for an additional 10% payout if they meet certain personal goals. These individual goals will be ones the positioned employee will have a direct impact in achieving the best return to the business.

2)    Available to the following positions: CEO, CFO, Commodity Manager, and Plant Manager.

These positions will be eligible for an additional 10% payout. 60% of this payout will be tied to the Managers mentioned under item #1 meeting their goals. 40% of this payout will be based on high level strategic goals developed with the Board of Directors.

"Senior Management": Goals (annual payout) (CEO, CFO, Commodity Manager, Plant Manager)
Leadership/Management/Coaching - Develop and Support Mid-management (6%)
•Average completion score of mid management incentive award times 60% award value.
Financial - Target COGS as a % of sales reduction verse 2011 (4%)
•.2% improvement - 1% payout
•.3% improvement - 2% payout
•.5% or above improvement - 4% payout

Highlighted area is pending..........

Personal Incentive (10% additional opportunity available)

Production Manager: Personal Gaols (annual payout)
Safety - Improve ERI Safety Audit Score (2%)
Ÿ Final Results "Improvement Required"	0% payout
Ÿ Final Results "Acceptable Area"	1% payout
Ÿ Final Results "Exceptional"	2% payout
Production - Increased Ethanol Yield (undenatured, moisture adjusted gallons per bushel ground based on corn at 15% (3% max payout)
Ÿ Less than 2.760	0% payout
Ÿ 2.760 - 2.775	1% payout
Ÿ 2.776 - 2.790	1.5%payout
Ÿ 2.791 - 2.805	2% payout
Ÿ 2.806 or more	3% payout
Production - Maximize Corn Oil Production (3%)
Ÿ Less than 0.50 pounds per bushel ground	0% payout
Ÿ 0.500 - 0.570 pounds per bushel ground	1% payout
Ÿ 0.571 - 0.595 pounds per bushel ground	2% payout
Ÿ Greater than 0.595 pounds per bushel ground.	3% payout
Production - Ethanol Throughput, anhydrous gallons (2%)
Ÿ Less than 111.5 M gallons	0% payout
Ÿ 111.5M to 113.4 M gallons	1% payout
Ÿ 113.5M to 115.4 M gallons	1.5%payout
Ÿ Greater than 115.5 M gallons	2% payout

EHS Manager: Personal Goals (annual payout)
Safety - Improve ERI Safety Audit Scores (4%)
Ÿ Final Results "Improvement Required"	0% payout
Ÿ Final Results "Acceptable Area"	2% payout
Ÿ Final Results "Exceptional"	4% payout
Safety - Completion of PSM (3%)
Ÿ Not Complete	0% payout
Ÿ Complete but not integrated	1% payout
Ÿ Completed and integrated	3% payout
Environmental Compliance - Maintain Permit Parameters (3%)
Ÿ 100% Completion of EHS Compliance Calendar	1% payout
- Including additions and updates.
Ÿ No ESH violations resulting in fines	1% payout
- EPA, IDEM, OSHA, etc.
Ÿ Written Monthly EHS Review	1% payout
- To include Company policy violations, observation summary, recommended actions, etc.

Maintenance Manager: Personal Goals (annual payout)
Safety - Improve ERI Safety Audit Scores (2%)
Ÿ Final Results "Improvement Required"	0% payout
Ÿ Final Results "Acceptable Area"	1% payout
Ÿ Final Results "Exceptional"	2% payout
Maintenance - Reduction of supply cost (3%)
Ÿ Ranking outside of the top 20 plants	0% payout
Ÿ Top 20 Benchmarking rank for all plants	1% payout
Ÿ Leader (top 25% ranking for all plants)	3% payout
Maintenance - Uptime (less 2 scheduled shutdowns) (3%)
Ÿ Greater than 144 hours downtime	0% payout
Ÿ 144 to 120 hours downtime	1% payout
Ÿ 119 to 96 hours downtime	2% payout
Ÿ Less than 96 hours downtime	3% payout
Maintenance - Inventory Accuracy, Spare Parts (2%)
Ÿ Greater than a 2% accuracy error	0% payout
Ÿ 1% to 2% accuracy error	1% payout
Ÿ Less than 1% accuracy error	2% payout

Controller: Personal Goals (annual payout)
Accounting - Close out monthly financialss. Close EOM, including CFO's review and correction of any notes made by CFO, within 5 business days after the last day of the month (3%)
Ÿ Less than 6 successful closes	0% payout
Ÿ 6 - 8 successful closes	1% payout
Ÿ 9 - 10 successful closes	2% payout
Ÿ Over 10 successful closes	3% payout
Tax/K-1 - Completed K-1s by 5:00 p.m. the date of the annual meeting (4%)
Ÿ Completion after the annual meeting	0% payout
Ÿ Completion prior to the Annual meeting	1% payout
Ÿ Completion by February 1, 2012	3% payout
Ÿ Completion by January 25, 2012	4% payout
Develop and Implement Accounting Roles and Descriptions/Processes. Write-up the primary accounting department roles and responsibilities with complete descriptions and processes (3%)
Ÿ 4 written roles completed or less	0% payout
Ÿ 5 - 6 roles completed	1% payout
Ÿ 7 - 8 roles completed	2% payout
Ÿ 9 - 10 roles completed	3% payout